Exhibit 99.2

Third Quarter 2026 Earnings

NOVEMBER 5, 2026

INSPIRED

WINNING ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words “anticipate”, “believe”, “continue”, “can”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “scheduled”, “seek”, “should”, “will”, “would” and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. We cannot guarantee that the results anticipated by management, as set forth herein, will be realized or, even if realized, will have the expected effects on our results of operations or financial performance. Such results may be affected by various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; our ability to protect our business against cybersecurity threats; our ability to successfully grow by acquisition as well as organically; government regulation of our industries; fluctuations due to seasonality; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available, free of charge, on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

The information contained in this presentation is qualified in its entirety by the information contained in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles (“non-GAAP”). A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

Agenda

1. Opening remarks
2. 3Q 2026 performance
3. Outlook

INSPIRED

Stronger Foundation to Manage Regulatory Change & Pursue Growth

Underlying fundamentals strong post-transformation

DIVESTED & RESTRUCTURED ▶ **RECORD MARGINS** ▶ **PROJECTED NET LEVERAGE TO ~2.5x[6]** ▶ **MORE FLEXIBLE & NIMBLE**

THREE MONTHS ENDED SEPTEMBER 30, 2026

$61m Revenue	**$28m** Adjusted EBITDA[1]	**46%** Adjusted EBITDA margin[2]
4% LFL Revenue YoY Growth[3]	**9%** LFL Revenue Excl RGD impact[4] YoY Growth	**2.9x** Pro forma net leverage[5]

NET LEVERAGE[6]


3.3x
2.9x
<3.0x
2.5x
Dec-25
Sep-26
Dec-26 (est)
Dec-27 (est)

(1) Reconciliation in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (3) This "LFL" revenue comparison excludes the revenue from the UK holiday parks business and certain associated leisure assets which were divested on November 7, 2025, and reflects adjustments to the Company's pubs business to account for a structural change in the Company's operating model. (4) This comparison excludes LFL adjustments as well as the increase in UK remote gaming duty from 21% to 40% beginning April 2026. (5) Net leverage equals long term debt plus finance leases as of September 30, 2026 less cash divided by Q3 2026 LTM Adjusted EBITDA pro forma for the divestiture of the UK holiday parks business and certain other Leisure assets. Pro forma Adjusted EBITDA reflects management's internal estimate of the EBITDA attributable to the divested business. (6) Dec 2025 and Sep 2026 are shown pro forma for the divestiture of the UK holiday parks business and certain other Leisure assets. 2027 estimate is based off mid-point of target.

12% Underlying Adjusted EBITDA Growth Despite Headwinds

~15% growth on an annualized basis, demonstrating strength of underlying business


ADJUSTED EBITDA[1]
$ in millions
$120
$115
$110
$105
$100
$95
$90
12%
Underlying growth
2025 Reported Adj EBITDA[1]
UK Holiday Parks divestiture[2]
UK gaming tax impact[3]
Brazil regulatory impact[4]
Underlying Adj EBITDA growth
LTM 3Q26 PF Adj EBITDA

TAKEAWAYS

- ✓ Core growth offset the combined impact of the holiday parks divestiture, higher UK gaming tax and Brazil shutdown
- ✓ Interactive continued to gain market share, with strong UK performance despite higher gaming taxes
- ✓ Gaming machine performance grew at double digit rates, outperforming the broader market
- ✓ Increasing digital mix continues to drive margin expansion and future growth

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Reflects management's internal estimate of the EBITDA attributable to the divested business (UK holiday parks business and certain other Leisure assets). (3) Includes six months at 40% tax rate after UK remote gaming duty tax increased from 21% to 40% on April 1, 2026. (4) Reflects estimated Adjusted EBITDA from Brazil operations following the provisional measure prohibiting regulated online betting and gaming operations in Brazil on September 25, 2026.

3Q 2026 Key Takeaways

Record margins and underlying growth; UK Interactive volumes offsetting tax increase

GROWTH

YoY LFL Revenue[1] **+4%**

YoY LFL Revenue excl UK RGD impact[2] **+9%**

YoY LFL Adj EBITDA excl UK RGD impact[2] **+15%**

MARGIN EXPANSION

Adjusted EBITDA margin[3] **46% (+900bps YoY)**

Structural margin uplift from portfolio optimization

CASH & BALANCE SHEET

$17.6m free cash flow[4] YTD

$36.5m cash

LTM PF Net leverage[5] of **2.9x**

22% YTD free cash flow conversion

OUTLOOK

Updating FY26 Adjusted EBITDA target range to **$109m–$112m[6]** (from $112m-$118m)

Reflects **$3m expected impact from Brazil shutdown** in 4Q 2026

Resilient Revenues. Record Margins. Better Positioned for Long-Term, Profitable Growth.

(1) "LFL" revenue comparison excludes the revenue from the UK holiday parks business and certain associated leisure assets which were divested on November 7, 2025, and reflects adjustments to the Company's pubs business to account for a structural change in the Company's operating model. (2) This comparison excludes LFL adjustments as well as increase in UK remote gaming duty from 21% to 40% beginning April 2026. (3) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. Adjusted EBITDA margin defined as Adjusted EBITDA as a percent. (4) Free cash flow defined as cash flow from operating activities less cash flow from investing activities less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA. (5) Net leverage equals long term debt plus finance leases as of September 30, 2026 less cash divided by Q3 2026 LTM Adjusted EBITDA pro forma for the divestiture of the UK holiday parks business and certain other Leisure assets. Pro forma Adjusted EBITDA reflects management's internal estimate of the EBITDA attributable to the divested business. (6) 2026 targets are consistent with the assumptions discussed in the Company's conference call and press release and assumes that GBP:USD exchange rates will remain broadly in line with current levels.

Adjusted EBITDA Margin Reached 46%, Up 900bps Year-over-Year

Divestments, cost reset and digital mix shift lifted margin 1,100 basis points since 2Q25

ADJUSTED EBITDA MARGIN[1]


35%
37%
42%
41%
45%
46%
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

+900bps

YoY Margin Expansion

KEY DRIVERS

- ✓ Portfolio rationalization (divested low margin business)
- ✓ Structural cost reset
- ✓ Growth in higher margin Interactive segment
- ✓ Digital mix shift
- ✓ Operational leverage at scale

Higher Margins. More Scalability. Long-Term Value Creation.

(1) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue.

Retail Solutions Delivering Double-Digit Performance Growth

Strong cashbox performance demonstrates power of Inspired's offering

3Q 2026 RETAIL SOLUTIONS PERFORMANCE METRICS

William Hill betting shop Gross win/unit/day

+13%


3Q25
3Q26

Greece betting shop Gross win/unit/day

+15%


3Q25
3Q26

Illinois net terminal income[1]

ABOVE FLOOR AVG


Floor Avg
INSE 3Q26

Stronger Performance. Greater Competitive Positioning. More Growth Opportunities.

(1) Net terminal income performance for new Valiant™ cabinet measured against floor average. Illinois is a for-sale market and we do not receive a revenue share.

Strong Interactive Growth Masked by Higher UK Gaming Taxes

Adjusted EBITDA grew 20% year-over-year before the impact of higher UK gaming taxes


INTERACTIVE ADJUSTED EBITDA[1] YoY PERFORMANCE
$ in millions
20% Growth
Before UK Tax Impact
$10.7
$2.1
$12.8
$(2.6)
$10.2
3Q25A
Underlying growth
3Q26 at prior rate
UK RGD tax impact[2]
3Q26A

INTERACTIVE HIGHLIGHTS

- ✓ **Broad-based growth:** Continued expansion across North America, the UK and Greece, with Italy delivering more than 50% year-over-year growth.
- ✓ **Accelerating content pipeline:** 45 game titles released year-to-date through Q3, compared with 25 in the prior year, supporting increased engagement and market penetration.
- ✓ **Significant UK tax headwind:** ~$2.6 million of incremental UK Remote Gaming Duty reduced reported segment Adjusted EBITDA, obscuring 20% growth before the tax impact.

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) UK remote gaming duty increase from 21% to 40% beginning April 1, 2026. Inspired is paid a revenue share post-tax from its gaming operator customers.

Interactive Growth Accelerating into 4Q, Consistent with Trend

Continued market share gains despite broader U.S. iGaming softness in 3Q

INTERACTIVE PLAYS[1]


2026
2025
2024
2023
January
February
March
April
May
June
July
August
September
October
November
December
2023
2024
2025
2026

CONSISTENT TRAJECTORY, SHARE GAINS

- ✓ **Consistent seasonal pattern:** Interactive Plays have followed a trajectory broadly in line with prior years, with growth accelerating into 4Q.
- ✓ **Industry-wide softness:** U.S. iGaming activity moderated following the World Cup, particularly during August and September.
- ✓ **Continued market share gains:** Inspired outperformed broader U.S. and UK iGaming market growth during the summer months.
- ✓ **Strong October rebound:** Record Interactive GGR in October, supporting expectations for a stronger fourth quarter.

(1) Interactive Plays represent total player interactions across all games, including free-play. Hybrid Dealer is not included.

Proprietary Content Rolling Out in Coming Months

Seasonal releases across Interactive and Retail, plus new Virtuals content

Retail Solutions


SANTA'S
FESTIVE
FORTUNE


WOLF
IT UP!
CHRISTMAS
FEATURING CASH BANK


BIGGER PIGGY
CHRISTMAS
BANK

Virtuals


REAL PLAY
FOOTBALL

Interactive


BIGGER
THANKSGIVING
BANK
FEATURING CASH BANK


WOLF
IT UP!
CHRISTMAS
FEATURING CASH BANK


KONG IT UP! LARGE
CHRISTMAS
FEATURING CASH BANK

Transformation and Non-UK Growth Reducing UK Concentration

Non-UK markets now contribute 41% of revenue, up from 22% in 2023


10.0%
4.8%
7.5%
77.7%
9.7%
10.5%
7.2%
72.6%
12.0%
10.1%
8.9%
69.0%
15.8%
14.0%
11.0%
59.3%
FY23
FY24
FY25
YTD 3Q26
UK
Greece
North America[1]
All Other Markets

40.7%

Non-UK share of revenue YTD 2026, up from 22.3% in 2023

+15pp

Increase in North America + All Other Markets' share of revenue since 2023

(1) Includes USA, Canada, and Dominican Republic. Bars show share of total revenue.

Growth Pipeline Extends Beyond UK and Brazil

Extensive digital content, gaming machine and lottery opportunities in the next two years

DIGITAL

North American iGaming
Potential for new states & tribal markets

New studio content
First game launch in December

Virtuals in US Sportsbooks
BetMGM and FanDuel launched

RETAIL SOLUTIONS

Chicago
VGT market opportunity

Canada
Manitoba & Western Canada terminals

Class III Gaming
Content on Gaming Arts cabinets

LOTTERY

North American iLottery
Virtuals & eInstants opportunity

Lottery Systems
Extrapolating Dominican Republic system success

Visible Opportunities. Upside Potential.

Building a Stronger, More Resilient Inspired

Continued progress on our key financial and strategic priorities

STRONGER FUNDAMENTALS ► **GREATER RESILIENCE** ► **SUSTAINABLE GROWTH**

- **Recurring revenue under long-term contracts**
- **Higher Adjusted EBITDA margins**
- **Stronger cash flow**
- **Lower leverage**
- **Pipeline of growth opportunities**

Momentum Continues Across Our Transformation.

Regulatory Impacts Mask Continued Progress Toward Objectives

Strong underlying growth and profitability offset tax increases and Brazil uncertainty

	2025 ACTUAL	2026 TARGETS[6]	2027 TARGETS[6]
Adjusted EBITDA[1]	$111m	$109m – $112m	Low-single-digit growth assuming Brazil remains shut down
Adjusted EBITDA margin[2]	37%	Up to 45%	45%+
Cash Capex[3]	$44m	$30m – $35m	$30m – $35m
FCF conversion[4]	N/A	Approaching 20%	20% – 25%
Net leverage ratio[5]	3.3x	<3.0x	2.25x – 2.75x

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue. (3) Cash capital expenditures includes purchases of property and equipment, purchases of capital software and internally developed costs, and contract cost expenses and excludes customer funded purchases of property and equipment. (4) Free cash flow defined as cash flow from operating activities less cash flow from investing activities (excluding net cash on sale of business) less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA. (5) Net leverage equals long term debt plus finance leases less cash divided by Adjusted EBITDA. FY2025 net leverage ratio is pro forma for the divestiture of the UK holiday parks business and certain other leisure assets which reflects management's internal estimate of the EBITDA attributable to the divested business. (6) 2026 and 2027 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels.

Ample Covenant Headroom Despite Regulatory Developments

Significant financial flexibility under adverse UK and Brazil regulatory scenarios

Current senior secured net leverage ratio remains well below the covenant limit


Covenant limit[1]
5.0x
(4.75x from June 2027)
3Q 2026 actual
2.8x

$46+ million

of Covenant Adjusted EBITDA Headroom[2]

June 2027

Notes prepayable at par

June 2030

Current senior notes maturity

(1) Calculated as ratio of consolidated senior secured net debt to consolidated pro forma EBITDA for the 12-month period preceding the relevant quarterly testing date. Covenant maximum is 5.0x, stepping down to 4.75x on June 30, 2027 and each relevant period thereafter
(2) Calculated as the estimated reduction in LTM covenant EBITDA as of 3Q 2026 before the ratio would reach 4.75x, holding senior secured net debt constant

Appendix

INSPIRED

WINNING ENTERTAINMENT

Non-GAAP Reconciliation: 3Q 2026 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 9.5	$ 3.5	$ 7.8	$ (20.9)	$ (0.1)
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.3	0.3
Items outside the normal course of business:					
Costs of group restructure	0.1	—	—	1.7	1.8
Stock-based compensation expense	0.2	0.2	0.2	0.7	1.3
Depreciation and amortization	9.8	2.0	2.2	0.5	14.5
Interest expense, net	—	—	—	9.6	9.6
Other finance income	—	—	—	(0.1)	(0.1)
Income tax	—	—	—	0.9	0.9
Adjusted EBITDA	**$ 19.6**	**$ 5.7**	**$ 10.2**	**$ (7.3)**	**$ 28.2**
Adjusted EBITDA	**£ 14.6**	**£ 4.2**	**£ 7.6**	**£ (5.4)**	**£ 21.0**
Exchange rate - $ to £					*1.34*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: 3Q 2025 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 6.2	$ 4.9	$ 8.6	$ (21.6)	$ (1.9)
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.3	0.3
Items outside the normal course of business:					
Costs of group restructure	1.2	—	—	0.5	1.7
Cost of Group restatement	—	—	—	0.1	0.1
Stock-based compensation expense	0.2	0.1	0.2	0.9	1.4
Depreciation and amortization	9.1	1.6	1.9	0.6	13.2
Held for sale adjustment – Impairment	5.9	—	—	—	5.9
Interest expense, net	—	—	—	12.5	12.5
Other finance income	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	(0.7)	(0.7)
Adjusted EBITDA	**$ 22.6**	**$ 6.6**	**$ 10.7**	**$ (7.6)**	**$ 32.3**
Adjusted EBITDA	**£ 16.8**	**£ 4.9**	**£ 7.9**	**£ (5.6)**	**£ 24.0**
Exchange rate - $ to £					*1.35*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: FY 2025 Adjusted EBITDA by Segment

	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 27.6	$ 18.6	$ 34.7	$ 1.1	$ (99.0)	$ (17.0)
Items Relating to Legacy Activities:						
Pension charges	—	—	—	—	1.0	1.0
Items outside the normal course of business:						
Costs of group restructure	2.2	—	—	0.5	7.4	10.1
Costs of group restatement	—	—	—	—	4.1	4.1
Stock-based compensation expense	1.2	0.4	0.7	0.5	3.9	6.7
Depreciation and amortization	24.0	7.8	5.2	12.5	2.9	52.4
Loss on sale of business	—	—	—	6.6	—	6.6
Interest expense, net	—	—	—	—	37.3	37.3
Other finance income	—	—	—	—	(0.9)	(0.9)
Income tax	—	—	—	—	11.1	11.1
Adjusted EBITDA	**$ 55.0**	**$ 26.8**	**$ 40.6**	**$ 21.2**	**$ (32.2)**	**$ 111.4**
Adjusted EBITDA	**£ 41.5**	**£ 20.3**	**£ 30.7**	**£ 15.9**	**£ (24.4)**	**£ 84.0**
Exchange rate - $ to £						*1.32*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.